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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 25, 1999


                              TREX COMPANY, INC.
            (Exact name of registrant as specified in its charter)


            Delaware                      001-14649             54-1910453
    (State or other jurisdiction         (Commission         (I.R.S. Employer
         of incorporation)               File Number)     Identification Number)

       20 South Cameron Street
         Winchester, Virginia                                    22601
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:   (540) 678-4070

                                Not applicable
         (Former name or former address, if changed since last report)
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Item 5.   Other Events

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Trex Company, Inc. is hereby filing cautionary statements identifying important factors that could cause its actual results to differ materially from those projected in forward-looking statements made by or on behalf of Trex Company, Inc.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits.

               99 Cautionary Statements for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TREX COMPANY, INC.


Date:  May 25, 1999                By:  /s/ Anthony J. Cavanna
                                        -----------------------------------
                                         Anthony J. Cavanna
                                         Executive Vice President and
                                         Chief Financial Officer

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